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                                                                   Exhibit 10.13

                            RADIAN VOLUNTARY DEFERRED
                         COMPENSATION PLAN FOR DIRECTORS


ARTICLE I - Definitions

"Account" shall mean a bookkeeping record of the accumulated contributions determined for each Participant, including any earnings credited to or debited from such contributions. Each Participant's Account shall be fully vested and nonforfeitable at all times.

"Benefit Commencement Date" means the date irrevocably elected by the Participant pursuant to Section 2.04.

"Board" means the Board of Directors of Radian Group Inc.

"Company" means Radian Group Inc., a Delaware corporation, and its corporate successors and assigns, and any Subsidiary which is authorized by the Board to adopt this Plan by action of its board of directors or other governing body.

"Committee" means the Stock Option and Compensation Committee of the Board.

"Compensation" means the annual fee, meeting fees and any chairmanship fees payable to Participants during the Plan Year.

"Contingent deferred obligation" means the total amount of the Company's contingent liability for payment of deferred benefits under the Plan.

"Deferred Compensation" means the amount of Compensation that a Participant has irrevocably elected to defer under the terms of this Plan.

"Director" means a director of the Company.

"Disabled" and "Disability" shall have the meanings assigned to such terms in the Company's disability plan.

"Participant" means a Director who elects to participate in the Plan, and further differentiated as follows:

(i) "Active Participant": A Participant who is a Director at the time in question.

(ii) "Inactive Participant": A Participant who is not a Director at the time in question.

"Plan" means this Voluntary Deferred Compensation Plan as it may be amended from time to time.

"Plan Year" means the calendar year during which a Participant's Compensation is earned.

"Subsidiary" means a company of which the Company owns, directly or indirectly, at least a majority of the shares having voting power in the election of directors.
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ARTICLE II - Designation of Participants and Payment of Account

Section 2.01. Each individual who is eligible to participate in the Plan shall complete such forms and provide such data as are reasonably required by the Committee as a precondition to Plan participation.

Section 2.02. Each Participant must fully complete the deferral election form provided by the Company, irrevocably electing to reduce their Compensation by an amount equal to between 10% and 100% in increments of 1% only. By making such election, the Participant shall for all purposes be deemed conclusively to have consented to the provisions of the Plan and to all subsequent amendments thereto. For the first Plan Year (i.e., 1999), such forms must be filed prior to January 1, 2000. With respect to all Plan Years other than the first Plan Year, such forms must be filed prior to January 1 of such Plan Year or at such earlier time as may be set by the Committee in its sole discretion. A separate deferral election must be filed for each Plan Year.

Section 2.03. A Participant may elect to receive a single sum payment or annual installment payments over a term of ten years.

Section 2.04. A Participant may elect to receive payments in January of any year which is at least two (2) years following the Plan Year for such election. The Benefit Commencement Date specified in the Participant's deferral election shall be accelerated upon the Participant's death, Disability or departure from the Company's Board.

Section 2.05. A Participant shall have the option of postponing an elected Benefit Commencement Date by making an irrevocable election to roll over such election prior to the year in which such benefit is payable. A Participant shall make such election on a form designated by the Committee.


ARTICLE III - Contingent Future Payments, Earnings, Investments and Forfeitures

Section 3.01. The Committee shall cause an Account to be kept in the name of each Participant which shall reflect the value of the deferred contingent benefits payable to such Participant or beneficiary under the Plan. Each Account shall be maintained for bookkeeping purposes only. Neither the Plan nor any of the Accounts established under the Plan shall hold any actual funds or assets.

Section 3.02. As soon as practicable after each year, each Active Participant's Account shall be credited with earnings and debited with losses in accordance with the annual rate of return option elected by the Participant on their deferral election form. The annual rate of return election is irrevocable. The annual rate of return options available under the Plan are:

(a) 200 basis points in excess of the average yield on 30-year U.S. Treasuries on the last business day of each month of the year, and

(b) the Company's reported return on equity (positive or negative) for the year, using (i) the Company's net income or loss after excluding expenses associated with transactions that, in the

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opinion of the Committee, are extraordinary and non-recurring, divided by (ii)
the average of the common stockholders equity calculated as the first day of the year and the last day of the year.

Section 3.03 As soon as practicable after each year, each Inactive Participant's Account shall be credited with earnings based upon the average yield on 5-year U.S. Treasuries on the last business day of each month of such year plus 100 basis points. A Participant who ceases being a Director shall have the rate of return they selected in accordance with Section 3.02 applied to their Deferred Compensation until the date they terminated their status as a Director; the rate of return for Inactive Participants provided under this Section 3.03 shall be applied to their Deferred Compensation from that date until such compensation is distributed.

Section 3.04. Each Participant's account shall be credited with the amount of Deferred Compensation for such Plan Year as of the date such Deferred Compensation would have been paid to the Participant had it not been deferred in accordance with this Plan. All earning or losses thereon shall be prorated accordingly.

Section 3.05. Title to and beneficial ownership of any assets, whether cash or investments, which the Company may set aside or earmark to meet its contingent deferred obligation hereunder, shall at all times remain in the Company. All Plan Participants and beneficiaries are general unsecured creditors of the Company with respect to the benefits due hereunder and the Plan constitutes a mere promise by the Company to make benefit payments in the future. It is the intention of the Company that the Plan be considered unfunded for tax purposes.

Section 3.06. In order to meet its contingent deferred obligations hereunder, funds may be set aside or earmarked by the Company. These funds may be kept in cash, or invested and reinvested, in the discretion of the Committee. The Company may, but is not required to, establish a grantor trust which may be used to hold assets of the Company which are maintained as reserves against the Company's unfunded, unsecured obligations hereunder. Such reserves shall at all times be subject to the claims of the Company's creditors. To the extent such trust or other vehicle is established, and assets contributed, for the purpose of fulfilling the Company's obligation hereunder, then such obligation of the Company shall be reduced to the extent such assets are utilized to meet its obligations hereunder.


ARTICLE IV - Death Benefits

Section 4.01. In the event that a Participant dies prior to their Benefit Commencement Date, the Participant's Account shall accrue annual earnings thereafter in accordance with Section 3.03 until such time as the Account is distributed. The beneficiary of such Participant shall receive as a death benefit a single sum equal to the entire value of the Account in January of the year immediately following the Participant's death.

Section 4.02. In the event that a Participant dies after their Benefit Commencement Date, the beneficiary of such Participant shall receive as a death benefit a single sum equal to the entire value of the Account.


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ARTICLE V - Payment of Benefits

Section 5.01. A Participant's Account shall become payable to the Participant as soon as administratively practical following the Benefit Commencement Date specified in their deferral election. If the Participant has elected to receive their Account in annual installments, the Participant's Account will continue to be credited with earnings or losses calculated in accordance with their elections. Each annual payment shall be calculated by dividing the remaining value of the Account (or portion thereof) by the number of remaining annual installment payments to be made to the Participant.

Section 5.02. A Participant's death benefit shall be payable to their beneficiary as set forth in Article IV.

Section 5.03. A Participant shall be paid the value of their Account (or portion thereof) beginning at the Benefit Commencement Date in a single sum or in periodic installment payments payable annually for ten years as irrevocably elected by the Participant.

Section 5.04. The Committee has the authority, in its sole discretion and judgment, to make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or the Participant's beneficiary, in the event of the death or Disability of the Participant.

Section 5.05. If a Participant or beneficiary entitled to receive any benefits hereunder is a minor or is determined to be legally incapable of giving valid receipt and discharge for such benefits, benefits will be paid to such person as the Committee may designate for the benefit of such Participant or beneficiary. Such payments shall be considered a payment to such Participant or beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

Section 5.06. The Committee shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or a Participant's beneficiary entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Company's or the Committee's records. If the Committee is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Company shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

Section 5.07. In the event of the Participant's Disability or departure from the Company's Board prior to their selected Benefit Commencement Date, the Participant's Benefit Commencement Date shall be adjusted to the January following the Participant's departure from the Company's Board or Disability. The Participant's Account shall be paid in the manner prescribed on the Participant's election form, except with regard to the Participant's originally selected Benefit Commencement Date.

Section 5.08. Any claim by a Participant or their beneficiary (hereafter the "Claimant") for benefits shall be submitted in writing to the Committee.

(a) The Committee shall be responsible for deciding whether such claim is payable, or the claimed relief otherwise is allowable, under the provisions and rules of the Plan (a "Covered Claim"). The Committee otherwise shall be responsible for providing a full review of the Committee's decision with regard to any claim, upon a written request.


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(b) Each Claimant or other interested person shall file with the Committee such pertinent information as the Committee may specify, and in such manner and form as the Committee way specify; and, such person shall not have any rights or be entitled to any benefits, or further benefits, hereunder, as the case may be, unless the required information is filed by the Claimant or on behalf of the Claimant. Each Claimant shall supply, at such times and in such manner as may be required, written proof that the benefit is covered under the Plan. If it is determined that a Claimant has not incurred a Covered Claim or if the Claimant shall fail to furnish such proof as is requested, no benefits, or no further benefits, hereunder, as the case may be, shall be payable to such Claimant.

(c) Notice of any decision by the Committee with respect to a claim generally shall be furnished to the Claimant within ninety (90) days following the receipt of the claim by the Committee (or within ninety (90) days following the expiration of the initial ninety (90) day period in any case where, there are special circumstances requiring extension of time for processing the claim). If special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished by the Committee to the Claimant.

(d) Commencement of benefit payments shall constitute notice of approval of a claim to the extent of the amount of the approved benefit. If such claim shall be wholly or partially denied, such notice shall be in writing. If the Committee fails to notify the Claimant of the decision regarding their claim in accordance with this Section 5.07, the claim shall be "deemed" denied, and the Claimant then shall be permitted to proceed with the claims review procedure provided for herein.

(e) Within sixty (60) days following receipt by the Claimant of notice of the claim denial, or within sixty (60) days following the date of a deemed denial, the Claimant may appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully review the decision denying the claim. The decision of the Committee then shall be made within sixty (60) days following receipt by the Committee of a timely request for review (or within one hundred and twenty (120) days after such receipt, in a case where there are special circumstances requiring an extension of time for reviewing such denied claim). The Committee shall deliver its decision to the Claimant in writing. If the decision on review is not furnished within the prescribed time, the claim shall be deemed denied on review.

(f) For all purposes under the Plan, the decision with respect to a claim (if no review is requested) and the decision with respect to a claims review (if requested), shall be final, binding and conclusive on all Participants, beneficiaries and other interested parties, as to all matters relating to the Plan and Plan benefits. Further, each claims determination under the Plan shall be made in the absolute and exclusive discretion and authority of the Committee.


ARTICLE VI - Beneficiary Designation

Section 6.01. A Participant may designate a beneficiary and a contingent beneficiary as part of their deferral election. Any beneficiary designation hereunder shall remain effective until changed or revoked.


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Section 6.02. A beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Company.

Section 6.03. If the Participant dies without having designated a beneficiary or if the Participant dies and the beneficiary so named by the Participant has predeceased the Participant, then the Participant's estate shall be deemed to be their beneficiary.


ARTICLE VII - Administration

Section 7.01. The books and records to be maintained for the purpose of the Plan shall be maintained by the officers and employees of the Company at its expense and subject to the supervision and control of the Committee. The Company shall pay all expenses of administering the Plan either from funds set aside or earmarked under the Plan or from other funds.

Section 7.02. To the extent permitted by law, the right of any Participant or any beneficiary in any benefit or to any payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or beneficiary; and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

Section 7.03. No member of the Board or of the Committee and no officer or employee of the Company shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to their own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company.

Section 7.04. The Committee shall be the agent for service of process on the Plan.

Section 7.05. Benefit payments hereunder shall be subject to withholding, to the extent required (as determined by the Company) by applicable tax or other laws.

Section 7.06. The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and their heirs, executors, administrators and legal representatives.

Section 7.07. If any provision of this Plan is held invalid or unenforceable to the extent necessary to effectuate the purposes of this Plan, its invalidity or unenforceability shall not affect any other provisions of the Plan and the Plan shall be construed and enforced as if such provisions had not been included therein.


ARTICLE VIII - Amendment or Termination of Plan

Section 8.01. The Board may terminate the Plan or amend the Plan in whole or in part, effective as of any date specified. Notwithstanding the foregoing, in the event of a "Change in Control" of the Company, as such term is defined in the Company's Equity Compensation Plan, the Plan may not be amended in any manner whatsoever that would diminish the value of a Participant's interest in or ultimate benefits under the Plan or accelerate any payment to a Participant.


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
                            RADIAN VOLUNTARY DEFERRED
                         COMPENSATION PLAN FOR OFFICERS


ARTICLE I - Definitions

"Account" shall mean a bookkeeping record of the accumulated contributions determined for each Participant, including any earnings credited to or debited from such contributions. Except as provided in Section 3.07, a Participant's Account shall be fully vested and nonforfeitable at all times.

"Benefit Commencement Date" means the date irrevocably elected by the Participant pursuant to Section 2.04.

"Board" means the Board of Directors of Radian Group Inc.

"Company" means Radian Group Inc., a Delaware corporation, and its corporate successors and assigns, and any Subsidiary which is authorized by the Board to adopt this Plan by action of its board of directors or other governing body.

"Committee" means the Stock Option and Compensation Committee of the Board.

"Compensation" means annual bonuses paid to Participants after the close of each calendar year for which the bonuses are earned.

"Contingent deferred obligation" means the total amount of the Company's contingent liability for payment of deferred benefits under the Plan.

"Deferred Compensation" means the amount of Compensation that a Participant has irrevocably elected to defer under the terms of this Plan.

"Disabled" and "Disability" shall have the meanings assigned to such terms in the Company's disability plan.

"Eligible Executive" means an executive of the Company, or of a Subsidiary, who has the rank of Senior Vice President or higher and such other officers of the Company as the Committee may designate.

"Participant" means an Eligible Executive who elects to participate in the Plan, and further differentiated as follows:

(i) "Active Participant": A Participant who is an employee of the Company at the time in question.

(ii) "Inactive Participant": A Participant who is not an employee of the Company at the time in question.

"Plan" means this Voluntary Deferred Compensation Plan as it may be amended from time to time.
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"Plan Year" means the calendar year during which a Participant's Compensation is earned.

"Retirement" means a Participant's retirement as defined under Radian's Pension Plan.

"Subsidiary" means a company of which the Company owns, directly or indirectly, at least a majority of the shares having voting power in the election of directors.


ARTICLE II - Designation of Participants and Payment of Account

Section 2.01. Each individual who is eligible to participate in the Plan shall complete such forms and provide such data as are reasonably required by the Committee as a precondition to Plan participation.


Section 2.02. Each Participant must fully complete the deferral election form provided by the Company, irrevocably electing to reduce their Compensation by an amount equal to between 10% and 100% in increments of 1% only. By making such election, the Participant shall for all purposes be deemed conclusively to have consented to the provisions of the Plan and to all subsequent amendments thereto. For the first Plan Year (i.e., 1999), such forms must be filed prior to January 1, 2000. With respect to all Plan Years other than the first Plan Year, such forms must be filed prior to January 1 of such Plan Year or at such earlier time as may be set by the Committee in its sole discretion. A separate deferral election must be filed for each Plan Year.

Section 2.03. A Participant may elect to receive a single sum payment or annual installment payments over a term of ten years.

Section 2.04. A Participant may elect to receive payments in January of any year which is at least two (2) years following the Plan Year for such election. The Benefit Commencement Date specified in the Participant's deferral election shall be accelerated upon the Participant's death, Disability or Retirement.

Section 2.05. A Participant shall have the option of postponing an elected Benefit Commencement Date by making an irrevocable election to roll over such election prior to the year in which such benefit is payable. A Participant shall make such election on a form designated by the Committee.


ARTICLE III - Contingent Future Payments, Earnings, Investments and Forfeitures

Section 3.01. The Committee shall cause an Account to be kept in the name of each Participant which shall reflect the value of the deferred contingent benefits payable to such Participant or beneficiary under the Plan. Each Account shall be maintained for bookkeeping purposes only. Neither the Plan nor any of the Accounts established under the Plan shall hold any actual funds or assets.

Section 3.02. As soon as practicable after each year, each Active Participant's Account shall be credited with earnings and debited with losses in accordance with the annual rate of return option


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elected by the Participant on their deferral election form. The annual rate of return election is irrevocable. The annual rate of return options available under the Plan are:

(a) 200 basis points in excess of the average yield on 30-year U.S. Treasuries in effect on the last business day of each month of the year, and

(b) the Company's reported return on equity (positive or negative) for the year, using (i) the Company's net income or loss after excluding expenses associated with transactions that, in the opinion of the Committee, are extraordinary and non-recurring, divided by (ii) the average of the common stockholders equity calculated as the first day of the year and the last day of the year.

Section 3.03. As soon as practicable after each year, each Inactive Participant's Account shall be credited with earnings based upon: (i) the average yield on 5-year U.S. Treasuries on the last business day of each month of such year plus 100 basis points if they left the Company's employ because of their death, Disability or Retirement, or (ii) the average yield on 30-year U.S. Treasuries on the last business day of each month of such year if they left the Company's employ for any other reason. A Participant who leaves the Company's employ shall have the rate of return they selected in accordance with Section
3.02 applied to their Deferred Compensation until the date they terminated their employment status; the rate of return for Inactive Participants provided under this Section 3.03 shall be applied to their Deferred Compensation from that date until such compensation is distributed.

Section 3.04. Each Participant's account shall be credited with the amount of Deferred Compensation for such Plan Year as of the date such Deferred Compensation would have been paid to the Participant had it not been deferred in accordance with this Plan. All earning or losses thereon shall be prorated accordingly.

Section 3.05. Until deferred benefits hereunder are distributed in accordance with the terms of the Plan, the interest of each Participant and beneficiary therein is contingent only and is subject to forfeiture as provided in Section
3.07. Title to and beneficial ownership of any assets, whether cash or investments, which the Company may set aside or earmark to meet its contingent deferred obligation hereunder, shall at all times remain in the Company. All Plan Participants and beneficiaries are general unsecured creditors of the Company with respect to the benefits due hereunder and the Plan constitutes a mere promise by the Company to make benefit payments in the future. It is the intention of the Company that the Plan be considered unfunded for tax purposes.

Section 3.06. In order to meet its contingent deferred obligations hereunder, funds may be set aside or earmarked by the Company. These funds may be kept in cash, or invested and reinvested, in the discretion of the Committee. The Company may, but is not required to, establish a grantor trust which may be used to hold assets of the Company which are maintained as reserves against the Company's unfunded, unsecured obligations hereunder. Such reserves shall at all times be subject to the claims of the Company's creditors. To the extent such trust or other vehicle is established, and assets contributed, for the purpose of fulfilling the Company's obligation hereunder, then such obligation of the Company shall be reduced to the extent such assets are utilized to meet its obligations hereunder.

Section 3.07. The contingent right of a Participant or beneficiary to receive future payments hereunder shall be forfeited upon the occurrence of any one or more of the following events:


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(a) If the Participant is discharged from employment by the Company or a
Subsidiary for acts which constitute their willful misconduct in connection with the performance of their duties to the Company or a Subsidiary, and such conduct shall have been materially harmful to the Company or a Subsidiary, including, but without limiting the generality of the foregoing, misappropriation of funds or property of the Company or a Subsidiary, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or a Subsidiary, or committing the Company or a Subsidiary to any transaction adverse to its respective interests except as a result of a good faith error in judgment, or

(b) If the Participant shall enter into a business or employment which the Committee determines to be (i) detrimentally competitive with the business of the Company or a Subsidiary, and (ii) substantially injurious to the Company's financial interests.


ARTICLE IV - Death Benefits

Section 4.01. In the event that a Participant dies prior to their Benefit Commencement Date, the Participant's Account shall accrue annual earnings thereafter in accordance with Section 3.03 until such time as the Account is distributed. The beneficiary of such Participant shall receive as a death benefit a single sum equal to the entire value of the Account in January of the year immediately following the Participant's death.

Section 4.02. In the event that a Participant dies after their Benefit Commencement Date, the beneficiary of such Participant shall receive as a death benefit a single sum equal to the entire value of the Account.


ARTICLE V - Payment of Benefits

Section 5.01. A Participant's Account shall become payable to the Participant as soon as administratively practical following the Benefit Commencement Date specified in their deferral election. If the Participant has elected to receive their Account in annual installments, the Participant's Account will continue to be credited with earnings or losses calculated in accordance with their elections. Each annual payment shall be calculated by dividing the remaining value of the Account (or portion thereof) by the number of remaining annual installment payments to be made to the Participant.

Section 5.02. A Participant's death benefit shall be payable to their beneficiary as set forth in Article IV.

Section 5.03. A Participant shall be paid the value of their Account (or portion thereof) beginning at the Benefit Commencement Date in a single sum or in periodic installment payments payable annually for ten years as irrevocably elected by the Participant.

Section 5.04. In the event of the death or Disability of the Participant, the Committee has the authority, in its sole discretion and judgment, to make determinations concerning eligibility for benefits under the Plan.

Section 5.05. If a Participant or beneficiary entitled to receive any benefits hereunder is a minor or is determined to be legally incapable of giving valid receipt and discharge for such benefits,


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
benefits will be paid to such person as the Committee may designate for the benefit of such Participant or beneficiary. Such payments shall be considered a payment to such Participant or beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

Section 5.06. The Committee shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or a Participant's beneficiary entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Company's or the Committee's records. If the Committee is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Company shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

Section 5.07. In the event of the Participant's Disability or Retirement prior to their selected Benefit Commencement Date, the Participant's Benefit Commencement Date shall be adjusted to the January following the Participant's Retirement or Disability. The Participant's Account shall be paid in the manner prescribed on the Participant's election form, except with regard to the Participant's originally selected Benefit Commencement Date.


ARTICLE VI - Beneficiary Designation

Section 6.01. A Participant may designate a beneficiary and a contingent beneficiary as part of their deferral election. Any beneficiary designation hereunder shall remain effective until changed or revoked.

Section 6.02. A beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Company.

Section 6.03. If the Participant dies without having designated a beneficiary or if the Participant dies and the beneficiary so named by the Participant has predeceased the Participant, then the Participant's estate shall be deemed to be their beneficiary.


ARTICLE VII - Administration

Section 7.01. The books and records to be maintained for the purpose of the Plan shall be maintained by the officers and employees of the Company at its expense and subject to the supervision and control of the Committee. The Company shall pay all expenses of administering the Plan either from funds set aside or earmarked under the Plan or from other funds.

Section 7.02. To the extent permitted by law, the right of any Participant or any beneficiary in any benefit or to any payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or beneficiary; and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

Section 7.03. No member of the Board or of the Committee and no officer or employee of the Company shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to their own fraud or willful misconduct; nor shall


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
the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company.

Section 7.04. The Committee shall be the agent for service of process on the Plan.

Section 7.05. Benefit payments hereunder shall be subject to withholding, to the extent required (as determined by the Company) by applicable tax or other laws.

Section 7.06. The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and their heirs, executors, administrators and legal representatives.

Section 7.07. If any provision of this Plan is held invalid or unenforceable to the extent necessary to effectuate the purposes of this Plan, its invalidity or unenforceability shall not affect any other provisions of the Plan and the Plan shall be construed and enforced as if such provisions had not been included therein.


ARTICLE VIII - Amendment or Termination of Plan

Section 8.01. The Board may terminate the Plan or amend the Plan in whole or in part, effective as of any date specified. Notwithstanding the foregoing, in the event of a "Change in Control" of the Company, as such term is defined in the Company's Equity Compensation Plan, the Plan may not be amended in any manner whatsoever that would diminish the value of a Participant's interest in or ultimate benefits under the Plan or accelerate any payment to a Participant.


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